UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09005
Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – November 30, 2013
Item 1: Reports to Shareholders

Annual Report | November 30, 2013

Vanguard Massachusetts Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	2.94%	5.48%	3.02%	-7.73%	-4.71%
Barclays MA Municipal Bond Index					-3.52
Massachusetts Municipal Debt Funds Average					-6.88
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2012, Through November 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$11.13	$10.27	$0.340	$0.000

Chairman’s Letter

Dear Shareholder,

The 12 months ended November 30, 2013, marked a difficult period for the municipal bond market, mainly because of a slump from May through August. The Barclays Municipal Bond Index returned about –6% through that stretch before recovering somewhat, and it ended the fiscal year with a return of –3.51%.

Although Vanguard Massachusetts Tax-Exempt Fund felt the effects of the slump, it took steps to mitigate the damage. The fund returned –4.71% for the 12 months, trailing the –3.52% return of its benchmark, the Barclays Massachusetts Municipal Bond Index, but outpacing the –6.88% average return of competing Massachusetts tax-exempt funds. Its capital return of –7.73%, a result of rising interest rates, was partly offset by a 3.02% return in interest income.

Because bond yields and prices move in opposite directions, the fund’s 30-day SEC yield rose from 1.62% as of November 30, 2012, to 3.14% at the end of August before sliding to 2.94% as of November 30, 2013.

The fixed income markets, for both taxable and tax-exempt bonds, were roiled over the summer by investors’ concerns about whether the Federal Reserve would begin tapering its stimulative bond-buying program. Detroit’s bankruptcy filing in July further rattled muni investors, even though the city’s long-standing financial challenges were widely known. Fresh coverage of Puerto Rico’s financial struggles added unease. As the fiscal year drew to a close, investors’ concerns about future Fed actions flared again, and municipal bond prices dipped.

Although state and local governments clearly still face financial challenges, they generally are tackling them head-on with restrained budgets. Postrecession tax revenues have risen at the state and, more recently, local levels. The situations in Detroit and Puerto Rico can be viewed as outliers to the trend. In Massachusetts, budgets are revised according to revenue collections, and the state has rebuilt healthy reserve levels to address future uncertainty.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of November 30, it owned none of these bonds.

On another matter, we announced in early November that Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. Later in this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.61%	3.09%	5.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.51	4.23	6.26
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.07	0.10

Stocks
Russell 1000 Index (Large-caps)	30.96%	17.78%	18.33%
Russell 2000 Index (Small-caps)	40.99	17.89	20.97
Russell 3000 Index (Broad U.S. market)	31.71	17.78	18.54
MSCI All Country World Index ex USA (International)	18.24	7.50	13.87

CPI
Consumer Price Index	1.24%	2.13%	1.87%

Bond prices fell as yields rose over the period’s second half

Bonds held onto slight gains through the first five months of the fiscal year before retreating in May. For the full 12 months, the broad U.S. taxable bond market returned –1.61%. The yield of the 10-year Treasury note closed at 2.74%, up from 1.61% at the end of November 2012. Municipal bonds returned –3.51%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –2.93%. Returns of money market funds and savings accounts continued to be restrained by the Fed’s 0%–0.25% target for short-term interest rates.

The bond market’s downturn, coupled with an upswing in stocks, provides an occasion for investors to review their portfolio’s asset allocation. In a powerful stock market rally, a portfolio’s mix of stocks and bonds can drift away from its target allocation, as Fran Kinniry, a principal in our Investment Strategy Group, recently reminded clients in an article on our website. “Buying stocks now may actually run counter to what many prudent investors should be doing,” he noted. “If you have an equity-heavy portfolio, you will most likely need to direct new cash flows to bond mutual funds, or sell stock mutual funds to maintain your target asset allocation.”

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.16%	1.11%

The fund expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the fund’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Massachusetts Municipal Debt Funds.

Despite jolts, U.S. stocks notched an impressive 12-month gain

U.S. stocks powered to a return of about 32% for the 12 months ended November 30, despite a few bumps along the way. Uncertainty surrounding Fed policy contributed to market declines in June and August. But stocks bounced back in September, when, to the surprise of some investors, the Fed announced it had no immediate plans to scale back its stimulative bond-buying program. (In mid-December, the Fed ended several months of speculation by announcing that it would begin scaling back bond purchases in January 2014.) Corporate profit growth, though not robust, was generally solid.

International stocks returned about 18% in aggregate. While the developed markets of Europe and the Pacific region performed well, gains were modest for emerging-market stocks.

Advisor’s strategy helped dampen the impact of rising rates

Anticipating an eventual rise in yields and accompanying decline in prices after the extremely low interest rates of recent years, Vanguard Fixed Income Group, advisor to our national and state municipal bond funds, maintained shorter durations than peer funds, on average. Duration gauges the sensitivity of bond prices to rate changes, and shorter durations (measured in months and years) mitigate price declines when rates rise.

Total Returns
Ten Years Ended November 30, 2013
Average
Annual Return
Massachusetts Tax-Exempt Fund	3.93%
Barclays MA Municipal Bond Index	4.43
Massachusetts Municipal Debt Funds Average	3.33

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Munis’ yields exceed Treasury yields: What does it mean?

At times over the 12 months ended November 30, 10-year municipal bonds nationwide yielded substantially more than their Treasury counterparts, even before factoring in munis’ tax-favored status. This reversal of what had been the historical relationship between Treasuries and munis has occurred often in recent years. The turmoil started with the 2008–2009 financial crisis and continued amid dire headlines about state and local finances.

Through June, July, and August, a time when investor concerns mounted over Detroit’s bankruptcy filing and the financial health of Puerto Rico, 10-year municipal yields averaged
31 basis points, or about 12%, more than 10-year Treasuries. By the end of November, the gap had closed significantly, but 10-year muni yields were still averaging about 8 basis points, or 3%, more. Over the past decade, however, muni yields have averaged 5% less than their
Treasury equivalents.

We believe investors shouldn’t be unduly swayed by this turnabout. Will it vanish if they chase it? Or do investors now perceive muni bonds to be riskier? Rather than speculate, we believe investors should carefully evaluate the role of tax-exempt bonds in a diversified portfolio. For any investor, the proportion of muni holdings (if any) should be based on long-term goals, risk tolerance, and tax considerations—not on what may be transient yield trends.

The advisor also favored bonds whose other features made them less susceptible to the effects of rising rates. And compared with some previous periods, the funds maintained higher levels of reserves, consisting of high-quality bonds (as determined by independent credit-rating agencies) that could be sold easily to meet shareholder redemptions.

As I mentioned, the Massachusetts Tax-Exempt Fund surpassed the average return of its peers. Our competitors generally favored longer durations, and their operating costs, paid directly from returns, were noticeably higher, as you can see in the table on page 4. They also typically held fewer reserves and more bonds of lower liquidity, which can have higher yields but can be tough to sell during turbulent periods. Additionally, peer funds, on average, had significantly more exposure to Puerto Rico issuers, which dramatically underperformed the broader market over the period.

Over the last decade, the fund performed well versus its peers

For the ten years ended November 30, 2013, the Massachusetts Tax-Exempt Fund’s average annual return was 3.93%, lagging its benchmark return of 4.43% but surpassing the 3.33% peer fund average.

Although competitors generally have higher costs than Vanguard, benchmark indexes have none, which gives the benchmarks a built-in performance edge. Of course, we pay attention to such indexes, but our most important measure of a fund’s relative success is how it performs compared with its peers. The Massachusetts Tax-Exempt Fund’s strong results are primarily due to the skill of our portfolio managers, traders, and credit analysts. They also reflect the competitive advantage that Vanguard’s low-cost philosophy can create.

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group.

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group headed by Ian MacKinnon. Over the years, Bob held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start began with total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed then on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2013

Advisor’s Report

For the fiscal year ended November 30, 2013, Vanguard Massachusetts Tax-Exempt Fund returned –4.71%. The fund lagged its benchmark––the Barclays Massachusetts Municipal Bond Index, which returned –3.52%––but was ahead of the –6.88% average return of its peer funds.

The investment environment

Some uncertainty is natural in the financial markets, but during the fiscal year, conditions were more unsettled than usual, largely because of fiscal battles in Washington and apprehension over what the Federal Reserve might do.

The struggles in Washington included a debate over the debt ceiling and the partial government shutdown in October, both of which were resolved at least temporarily.

Although gross domestic product (the broadest measure of goods and services produced across the economy) increased at an annual rate of about 2% during the fiscal year, progress was uneven. Largely because of an earlier fiscal drama—the political showdown over scheduled tax increases and spending cuts known as the “fiscal cliff”—the rate of growth slowed during the first half of fiscal 2013, although it accelerated in the second half.

With the unemployment rate declining from 7.8% in November 2012 to 7.0% in November 2013, housing markets improving, and equity markets nearing all-time highs, the Federal Reserve openly contemplated reducing its aggressive bond-buying program.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2012	2013
2 years	0.30%	0.33%
5 years	0.64	1.16
10 years	1.47	2.65
30 years	2.47	4.10
Source: Vanguard.

But the Fed’s suggestion in late May that it might “taper” its purchases surprised the bond markets, leading to a broad decline in bond prices over the summer as yields increased, especially for longer-term bonds. The Fed didn’t suggest any change in its target of 0% to 0.25% for short-term interest rates. As a result, the national municipal yield curve (the spread between shorter- and longer-term yields) steepened, as you can see in the table on page 9: While the short end of the yield curve remained anchored near 0.3%, the yield of 30-year munis increased more than 1.5 percentage points during the fiscal year.

Shortly after the close of the fiscal year, the Fed did announce that it planned to end its bond-buying program by the end of 2014, through small reductions, starting in January. It also made clear that it had no plans to change its stance on short-term rates.

Yields were also pushed higher during the fiscal year by a reduced supply of new issues of municipal bonds, reflecting the spending restraint of issuers as they continued to recover from the Great Recession. New issues in Massachusetts were expected to total about $8 billion in the 2013 calendar year, representing a drop of about 5% from a year earlier.

A bright spot is that Massachusetts state tax revenues (after accounting for inflation) have shown varying degrees of growth for six straight quarters, according to the most recent data available from the Nelson A. Rockefeller Institute of Government. The funding of future payments for pensions and other benefits, of course, remains an intermediate- to long-term challenge for most states and local governments.

The Massachusetts economy, which has generally fared better than the nation’s since the financial crisis, has been mixed over the last 12 months. Unemployment rose to 7.1% in November from 6.7% a year earlier. Health care and higher education provide a relatively stable labor base. However, initial federal budget cuts and the slowing global economy have contributed to weakness in the state’s economy.

Still, Massachusetts tax revenues during the state’s fiscal year, which ended June 30, 2013, increased about 5% from the previous year, according to data from the Rockefeller Institute. Some of the increase was tied to one-time payments on capital gains as residents sold profitable investments before fiscal cliff legislation permanently raised federal taxes on the gains for some taxpayers. Recent pension reform now requires Massachusetts to fund liabilities on a set schedule. The change was accompanied by a reduction in some retiree benefits and an increase in the retirement age for most state employees.

Massachusetts, which has one of the nation’s highest levels of debt per capita, also has one of the highest per capita personal income levels. The high debt per capita is largely a result of the state’s funding of major services, including education and transportation, that are funded at the local level in most other states.

Management of the funds

Funds with long-term maturities were affected most by the painful spring and summer, while those with shorter-term maturities weathered the volatility better. Yields rose more for bonds with maturities of 10 years or greater. This dynamic proved to be an advantage for the Massachusetts Tax-Exempt Fund when compared with its peer group, but not with its benchmark index.

The fund entered the period with a significant underweight to Puerto Rico bonds relative to its peers, and these bonds suffered notable declines. (State municipal funds can include Puerto Rico bonds; the state in the fund’s name refers to the home state of the investors for whom the fund’s income is tax-free.) The Massachusetts Tax-Exempt Fund also held fewer Puerto Rico bonds than its peers, while its benchmark held none; thus, the fund’s allocation to these bonds helped its results compared to peers but hurt them compared to the benchmark. By the period’s end, the fund had eliminated its modest exposure to Puerto Rico bonds.

While overall bond issuance was down in Massachusetts, we were able to purchase several new issues from the Massachusetts School Building Authority and the University of Massachusetts, as well as general obligation bonds.

A look ahead

We expect the U.S. economy to grow at a rate approaching 3% in 2014 and the unemployment rate to keep falling. But the federal fiscal uncertainties of 2013 will continue into 2014, and we wouldn’t be surprised if talk of tax reform, a subject that can include muni bonds, resurfaces after dying down during the past year.

The gradual reduction in the Federal Reserve’s bond-buying program that will begin in January should allow the Fed to bring the program to a close by the end of 2014. Of course, the market’s reaction to the Fed’s tapering is a big unknown. For short-term rates, we suspect that the Fed may announce that it will not change its policy until unemployment falls to 6%, and that this will delay any changes in this segment of the market.

As the Fed starts tapering, and if economic growth picks up, we expect that interest rates will move higher and lower-quality bonds will outperform. To defend against this, we plan to gradually upgrade the credit quality of the portfolio, as lower-quality bonds are likely to become overvalued. There is the risk of higher volatility, however, depending on how fast the economy grows and how the market reacts to the Fed’s reduction of its bond purchases.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

December 18, 2013

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2013

Financial Attributes

		Barclays
		MA	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	247	1,597	46,517
Yield to Maturity
(before expenses)	3.1%	2.6%	3.1%
Average Coupon	4.7%	4.9%	4.9%
Average Duration	7.3 years	8.0 years	8.4 years
Average Effective
Maturity	7.8 years	6.9 years	7.1 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.94%	—	—
Short-Term
Reserves	5.3%	—	—

Volatility Measures
	Barclays MA	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.99	0.98
Beta	1.10	1.11
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	4.8%
1 - 3 Years	12.4
3 - 5 Years	18.2
5 - 10 Years	49.3
10 - 20 Years	9.7
20 - 30 Years	5.1
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
AAA	17.8%
AA	58.7
A	16.4
BBB	6.9
Not Rated	0.2
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratio was 0.16%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Massachusetts Tax-Exempt Fund	-4.71%	5.38%	3.93%	$14,709
••••••••	Barclays MA Municipal Bond Index	-3.52	5.84	4.43	15,432
– – – –	Massachusetts Municipal Debt
		-6.88	5.98	3.33	13,876
	Barclays Funds Average Municipal Bond Index	-3.51	6.26	4.40	15,385
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013

				Barclays MA
				Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.13%	-0.88%	3.25%	3.82%
2005	4.12	-0.59	3.53	3.43
2006	4.38	2.16	6.54	6.13
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	-3.28%	5.26%	3.94%	0.01%	3.95%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.5%)
Massachusetts (100.1%)
Boston MA GO	5.000%	2/1/24	2,345	2,738
Boston MA GO	5.000%	3/1/24	5,745	6,817
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,125
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	5,684
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,846
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,177
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,091
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	825
Braintree MA GO	5.000%	5/15/27	4,000	4,481
Cambridge MA GO	5.000%	1/1/23	850	996
Holyoke MA GO	5.000%	9/1/30	1,690	1,803
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/22	5,500	6,531
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,621
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	14,500	15,786
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	5,000	5,260
Massachusetts Bay Transportation Authority
General Transportation Revenue	6.200%	3/1/16	3,760	3,946
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	88
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,223
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,479
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,754
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/24	1,325	1,574
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	3,020	3,738
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,408
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	504

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	4,025	4,522
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.270%	12/6/13	2,893	2,893
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/28	3,000	3,264
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	3,300	3,558
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,646
Massachusetts College Building Authority
Revenue	0.000%	5/1/17 (10)	3,340	3,201
Massachusetts College Building Authority
Revenue	5.000%	5/1/25	1,100	1,248
Massachusetts College Building Authority
Revenue	5.000%	5/1/29	1,500	1,677
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,500	1,639
Massachusetts College Building Authority
Revenue	5.000%	5/1/30	1,075	1,163
Massachusetts College Building Authority
Revenue	5.000%	5/1/36	6,360	6,681
Massachusetts College Building Authority
Revenue	5.000%	5/1/41	3,000	3,121
Massachusetts College Building Authority
Revenue	5.000%	5/1/43	3,285	3,429
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,069
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	5,798
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,449
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,066
2 Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.040%	12/6/13	7,000	7,000
2 Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.040%	12/6/13	3,600	3,600
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,173
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,322
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,094
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,189
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,381
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,189
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,285
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,531

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,451
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,263
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	589
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,078
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	6,000	5,942
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,628
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,032
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,671
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	5,000	5,210
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/48	7,400	7,464
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,190
3 Massachusetts Development Finance Agency
Revenue (Boston University) PUT	0.630%	3/30/17	5,000	4,989
Massachusetts Development Finance Agency
Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,145
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	622
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	567
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,344
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	5,821
2 Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	5,160	5,028
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,132
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	6,565
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	7,000	7,565
Massachusetts Development Finance Agency
Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	3,885
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/37	2,800	2,648
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/44	5,000	4,597
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/19	175	203
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/21	300	346

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/23	250	286
Massachusetts Development Finance Agency
Revenue (Massachusetts College of Pharmacy
& Allied Health Sciences)	5.000%	7/1/26	1,380	1,534
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	3,370	3,263
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,556
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,438
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	1,837
Massachusetts Development Finance Agency
Revenue (Olin College)	5.000%	11/1/38	6,000	6,070
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	5,957
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	3,000	3,063
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/41	8,000	8,100
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,122
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.500%	10/1/28	1,000	1,077
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.125%	10/1/33	3,705	3,738
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/33 (10)	1,500	1,537
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/39	3,000	3,007
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/27	1,550	1,660
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/37	2,700	2,696
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,002
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	2,917
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	2,874
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,228
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.125%	7/1/26	2,750	2,871
Massachusetts Development Finance Agency
Revenue (UMASS Memorial Medical Center)	5.500%	7/1/31	4,750	4,916
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,098
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,055

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/38	4,000	4,263
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/43	4,000	4,221
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,650	2,659
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,344
Massachusetts GO	5.000%	11/1/14	3,275	3,420
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	10,821
Massachusetts GO	5.500%	10/1/15	5,000	5,480
3 Massachusetts GO	0.410%	2/1/17	10,000	9,894
Massachusetts GO	5.000%	10/1/17	4,000	4,634
Massachusetts GO	5.500%	11/1/17	3,000	3,542
3 Massachusetts GO	0.480%	1/1/18	3,000	2,972
Massachusetts GO	5.500%	8/1/19	5,000	6,064
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,431
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,216
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,754
Massachusetts GO	5.000%	8/1/20	4,185	4,828
Massachusetts GO	5.000%	8/1/21	5,000	5,956
Massachusetts GO	5.000%	8/1/22	4,500	5,133
Massachusetts GO	5.250%	8/1/22	5,260	6,351
Massachusetts GO	5.250%	8/1/22	5,000	6,037
Massachusetts GO	5.250%	8/1/23	1,000	1,204
Massachusetts GO	5.250%	8/1/24 (4)	1,500	1,708
Massachusetts GO	5.250%	9/1/24 (4)	7,800	9,408
Massachusetts GO	5.000%	8/1/26	6,500	7,284
Massachusetts GO	5.000%	8/1/28	4,535	4,945
Massachusetts GO	5.500%	8/1/30 (2)	9,000	10,964
Massachusetts GO	4.000%	8/1/32	7,500	7,422
Massachusetts GO	5.000%	8/1/33	3,000	3,211
Massachusetts GO	5.000%	8/1/36	13,000	13,736
Massachusetts GO	5.000%	8/1/40	10,000	10,479
Massachusetts GO	4.000%	6/1/42	8,000	7,254
Massachusetts GO	4.000%	6/1/43	8,000	7,134
Massachusetts GO	4.500%	8/1/43	3,705	3,681
1 Massachusetts GO TOB VRDO	0.060%	12/2/13	2,200	2,200
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,875
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	3,011
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,035
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,015	3,057
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,518
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,289
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital) VRDO	0.050%	12/2/13 LOC	9,600	9,600
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,046

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,798
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,404
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	9,945	11,047
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	10/1/38	3,000	3,163
1 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)
TOB VRDO	0.060%	12/2/13	5,875	5,875
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/27	1,650	1,791
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart Gardner
Museum)	5.000%	5/1/28	2,080	2,228
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	6,650	6,800
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/16	4,090	4,596
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.000%	7/1/23	5,960	7,178
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/25	3,605	4,412
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	5,000	5,996
Massachusetts Health & Educational Facilities
Authority Revenue (MIT) VRDO	0.040%	12/6/13	4,400	4,400
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.070%	12/2/13	2,500	2,500
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,490
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,869
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,023
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,060
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	5,000	5,305
1 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.060%	12/6/13	600	600
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.040%	12/2/13	1,900	1,900
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
VRDO	0.040%	12/6/13	5,000	5,000
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/15 (Prere.)	1,025	1,169
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	1,475	1,619

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	5,974
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	5,500	5,628
Massachusetts Health & Educational Facilities
Authority Revenue (Stonehill College) VRDO	0.050%	12/2/13 LOC	8,090	8,090
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,668
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,200
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	385	408
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	1,840	1,865
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.650%	12/1/41	6,510	6,597
Massachusetts Housing Finance Agency Single
Family Housing Revenue	2.750%	12/1/41	1,955	2,021
Massachusetts Housing Finance Agency Single
Family Housing Revenue	4.000%	12/1/43	4,000	4,293
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,473
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	9,600	10,867
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,386
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,152
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	1,923
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	4,916
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	16,125	17,417
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	8,000	8,641
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	645	697
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	15,000	16,202
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	10,000	10,801
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	5,916
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,153
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,016
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	10,976
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	8,712
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	200	208
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/35	2,000	2,113
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	12,000	12,979
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	2,860	2,973

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/41	4,000	4,169
Massachusetts Special Obligation Dedicated
Tax Revenue	5.500%	1/1/27 (14)	13,000	14,871
Massachusetts Special Obligation Revenue	5.000%	12/15/13 (4)	1,895	1,899
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21	5,000	5,955
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/29	2,000	2,205
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,215
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	1,876
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	2,923
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,288
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,580
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	3,269
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	7,000	3,849
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	583
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/20	1,180	1,409
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/22	3,500	4,249
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,755
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/16 (Prere.)	2,005	2,245
Massachusetts Water Resources Authority
Revenue	5.500%	8/1/22 (4)	1,490	1,820
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/31	2,230	2,433
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/31 (4)	1,000	1,129
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/34 (14)	8,000	8,601
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/35 (14)	13,900	14,915
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/35 (4)	1,310	1,455
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,700	1,783
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36	1,000	1,059
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/36 (2)	2,995	3,128
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/37	2,000	2,105

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/41	5,990	6,228
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/41	4,450	4,669
Massachusetts Water Resources Authority
Revenue	5.000%	8/1/42	1,000	1,044
Massachusetts Water Resources Authority
Revenue	5.250%	8/1/42	10,000	10,702
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.000%	7/1/31	1,000	1,048
Metropolitan Boston MA Transit Parking Corp.
Revenue	5.250%	7/1/36	9,500	10,060
Newton MA School District GO	4.500%	6/15/34	3,000	3,062
University of Massachusetts Building Authority
Revenue	6.875%	5/1/14 (ETM)	355	360
University of Massachusetts Building Authority
Revenue	5.000%	11/1/19	2,000	2,366
University of Massachusetts Building Authority
Revenue	5.000%	11/1/21 (2)	5,680	6,139
University of Massachusetts Building Authority
Revenue	5.000%	11/1/22 (2)	2,695	2,904
University of Massachusetts Building Authority
Revenue	5.000%	11/1/23 (2)	1,760	1,889
University of Massachusetts Building Authority
Revenue	5.000%	11/1/24 (2)	1,980	2,123
University of Massachusetts Building Authority
Revenue	5.000%	11/1/25 (2)	1,990	2,128
University of Massachusetts Building Authority
Revenue	5.000%	5/1/38	2,000	2,104
University of Massachusetts Building Authority
Revenue	5.000%	11/1/39	5,450	5,693
Worcester MA GO	5.500%	8/15/14 (14)	280	281
Worcester MA GO	5.500%	8/15/15 (14)	240	241

Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,002,445
Guam (0.3%)
2 Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.500%	7/1/43	2,500	2,425

Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/14 (Prere.)	1,000	1,042
Total Tax-Exempt Municipal Bonds
(Cost $995,275)				1,005,912
Other Assets and Liabilities (-0.5%)
Other Assets				13,803
Liabilities				(18,399)
				(4,596)
Net Assets (100%)
Applicable to 97,462,371 outstanding $.001 par value shares of beneficial interest (unlimited authorization)
				1,001,316
Net Asset Value Per Share				$10.27

Massachusetts Tax-Exempt Fund

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	991,150
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(471)
Unrealized Appreciation (Depreciation)	10,637
Net Assets	1,001,316

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $11,568,000, representing 1.2% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	36,080
Total Income	36,080
Expenses
The Vanguard Group—Note B
Investment Advisory Services	82
Management and Administrative	1,358
Marketing and Distribution	220
Custodian Fees	18
Auditing Fees	29
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	1,715
Net Investment Income	34,365
Realized Net Gain (Loss)
Investment Securities Sold	9,032
Futures Contracts	(300)
Options on Futures Contracts	(5)
Realized Net Gain (Loss)	8,727
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(97,852)
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	(97,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	(54,757)

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,365	33,346
Realized Net Gain (Loss)	8,727	2,615
Change in Unrealized Appreciation (Depreciation)	(97,849)	65,815
Net Increase (Decrease) in Net Assets Resulting from Operations	(54,757)	101,776
Distributions
Net Investment Income	(34,365)	(33,346)
Realized Capital Gain	—	—
Total Distributions	(34,365)	(33,346)
Capital Share Transactions
Issued	206,683	219,253
Issued in Lieu of Cash Distributions	24,610	24,456
Redeemed	(267,510)	(127,939)
Net Increase (Decrease) from Capital Share Transactions	(36,217)	115,770
Total Increase (Decrease)	(125,339)	184,200
Net Assets
Beginning of Period	1,126,655	942,455
End of Period	1,001,316	1,126,655

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.13	$10.41	$10.15	$10.19	$9.44
Investment Operations
Net Investment Income	. 340.349		.366	.386	.401
Net Realized and Unrealized Gain (Loss)
on Investments	(. 860)	.720	. 260	(.040)	.750
Total from Investment Operations	(.520)	1.069	.626	.346	1.151
Distributions
Dividends from Net Investment Income	(.340)	(. 349)	(. 366)	(. 386)	(.401)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.340)	(. 349)	(. 366)	(. 386)	(.401)
Net Asset Value, End of Period	$10.27	$11.13	$10.41	$10.15	$10.19

Total Return[1]	-4.71%	10.41%	6.32%	3.41%	12.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,001	$1,127	$942	$983	$939
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.21%	3.22%	3.61%	3.75%	4.02%
Portfolio Turnover Rate	36%	13%	13%	18%	15%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at November 30, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

Massachusetts Tax-Exempt Fund

During the year ended November 30, 2013, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets respectively, based on quarterly average market values. The fund had no open options on futures contracts at November 30, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $115,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). At November 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $7,948,000 to offset taxable capital gains realized during the year ended November 30, 2013, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

Massachusetts Tax-Exempt Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $436,000 from accumulated net realized gains to paid-in capital. For tax purposes, at November 30, 2013, the fund had no capital gains available for distribution.

At November 30, 2013, the cost of investment securities for tax purposes was $995,746,000. Net unrealized appreciation of investment securities for tax purposes was $10,166,000, consisting of unrealized gains of $27,906,000 on securities that had risen in value since their purchase and $17,740,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2013, the fund purchased $362,856,000 of investment securities and sold $361,098,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	19,417	20,273
Issued in Lieu of Cash Distributions	2,333	2,255
Redeemed	(25,509)	(11,869)
Net Increase (Decrease) in Shares Outstanding	(3,759)	10,659

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2014

Special 2013 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $436,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended November 30, 2013.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	5/31/2013	11/30/2013	Period
Based on Actual Fund Return	$1,000.00	$974.23	$0.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.27	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2013: $29,000
Fiscal Year Ended November 30, 2012: $28,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2013: $5,714,113
Fiscal Year Ended November 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended November 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2013: $1,552,950
Fiscal Year Ended November 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2013: $110,000
Fiscal Year Ended November 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended November 30, 2012.

(d) All Other Fees.

Fiscal Year Ended November 30, 2013: $132,000
Fiscal Year Ended November 30, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2013: $242,000
Fiscal Year Ended November 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2014
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.